ACCURIDE™

Industry-Leading Commercial Vehicle Products

BB&T Capital Markets 30th Annual Transportation Services Conference

February 2015

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Accuride Overview

- **Leading supplier of components to the North American commercial vehicle industry**
  - #1 producer of steel wheels; #2 producer of aluminum wheels
  - Brake drums, disc wheel hubs and slack adjusters among leaders in their categories
- **3 Business units : Accuride Wheels, Gunite, and Brillion Iron Works**
- **Over 2,000 associates in North America with 8 operational sites**
- **Serve Class 5-8 OEMs (Truck & Trailer) and Aftermarket segments; Mining & Industrial**

Business Unit	ACCURIDE WHEELS	GUNITE Corporation	BRILLION IRON WORKS
Select Products	Steel Wheels; Aluminum Wheels	Brake Drums; Disc Wheel Hubs; Slack Adjusters	Hydraulic Housing; Differential Carrier
2013 Revenue *(% of Total)*	$364.6 million *(57%)*	$169.0 million *(26%)*	$109.3 million *(17%)*



Steel Wheels



Aluminum Wheels



Brake Drums



Disc Wheel Hubs



Slack Adjusters



Hydraulic Housing



Differential Carrier

2014 Highlights

- Strong Financial Performance
  - Revenue – $705 million – approximately 10% growth
  - Adjusted EBITDA – $78 million – approximately 66% growth
  - Liquidity increased to greater than $70 million - positive free cash flow
- Establish World Class Operating Standards
  - >10% improvement in Environmental, Health and Safety (EHS) metrics
  - On-time delivery (OTD) at > 98% at Wheels and Gunite, > 94% at Brillion
  - Operating at < 25-50 PPM levels at Wheels and Gunite
  - Lead times reduced to less than 10 days at Wheels and Gunite
  - Inventory reduced to 25 days despite increase in revenue
  - Henderson plant received prestigious AME Manufacturing Excellence Award
- Plex ERP Implementation
  - Launched at Henderson, KY, Erie, PA and Camden, SC facilities – No issues
- Develop & Introduce Industry Leading Product Technology
  - Wheels - Steel Armor™ steel wheel coating, Accu-Flange™ aluminum wheel

95% of the "Fix" is complete; Our focus is now on "Growth"

Economic Indicators Remain Positive

ISM Manufacturing Index



70
65
60
55
50
45
40
35
30
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

Continued expansion

Housing Starts



Units, Millions of Starts (SAAR)
2.5
2.0
1.5
1.0
0.5
0.0
History
Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Starts remain near 1.0 M

Auto & Light Truck Sales



Millions
18
16
14
12
10
8
ALTSALES
2007
2008
2009
2010
2011
2012
2013
2014
2015

Continued Strength

Fleet Utilization



Utilization Rate, Total Fleet (% in Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2010
2011
2012
2013
2014
2015
2016

Capacity remains very tight

Fleet Age



Avg. Age in Years
6.7
6.7
6.6
6.5
6.2
5.9
5.9
5.9
6.0
6.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices



Y/Y % Change-Area
80
60
40
20
0
-20
-40
-60
-80
Y/Y % Change
$/Gal
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
$/Gal-Line
2007
2008
2009
2010
2011
2012
2013
2014
2015

Down over 25% Y-o-Y

Economic & industry indicators continue positive trends

2012-16 Class 8 Build Projections



85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
Delta
FTR
ACT
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

	2012	2013	2014	2015	2016
FTR	273,188	242,936	295,755	330,000	286,800
ACT	277,513	245,801	298,470	340,235	311,023

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	74,309	77,656	79,233	84,500	85,800	81,700	78,000
ACT	77,527	77,773	64,608	57,605	54,873	67,091	63,515	60,322	66,992	73,653	79,641	78,184	84,209	88,009	88,009	80,008

Industry forecasts indicate strong demand through 2016

2015 Full Year Guidance

Class 8	310K	to	330K
Class 5-7	220K	to	225K
Trailer	280K	to	300K
Brillion Revenue Growth		Plus 5% to 10%	
Net Sales	$725	to	$775
Adjusted EBITDA	$85	to	$95
CAPEX	$25	to	$28
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$12	
Free Cash Flow	$15	to	$25

Capitalizing on Robust Industry Recovery Across Reduced Cost Structure

2015 Priorities

- Achieve or Exceed Guidance
  - Revenue - $725 million to $775 million
  - Adjusted EBITDA - $85 million to $95 million
  - Free cash flow - $15 million to $25 million
- Maintain World-Class Operating Standards
  - On-time delivery, Lead times, Quality, Safety and Scrap
- Complete Plex ERP Implementation
  - Launched Accuride Distribution Center in Jan 2015 – No issues
  - Q2 – London, Ontario (Canada); Q3 – Rockford, IL, Monterrey, Mexico
- Organically Grow Revenue by 3% to 5%
  - OEM – Secure long-term agreements (LTA)
  - Fleet conversion
  - Aftermarket
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Accuride Vision

Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry



Share Price
Grow Globally
Create a competitive cost structure & LEAN operating culture
Divest non-core assets
Fix core business & operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
2015 – 2016
Shifting Our Focus to Profitable Growth
2011-2014
Significant Operational Improvements

Questions